                                                                    Exhibit 99.1


FOR IMMEDIATE RELEASE:    Contact:  Paul Paquin                  Tatiana Stead
---------------------               V.P., Investor Relations     Media Relations
January 16, 2001                    (703) 205-1039               (703) 205-1070


                  Capital One Reports Record Earnings For 2000


Falls Church, Va. (January 16, 2001) -- Capital One Financial Corporation (NYSE:
COF) today announced 30 percent earnings per share growth for the year 2000. Earnings were $469.6 million, or $2.24 per share, in 2000 compared with earnings of $363.1 million, or $1.72 per share, in 1999. For the fourth quarter of 2000, earnings were $128.3 million, or $.61 per share, versus earnings of $97.9 million, or $.47 per share for the comparable period in the prior year.

     "Capital One has posted a strong finish for 2000, delivering on our stated goal of 30 percent earnings per share growth," said Richard D. Fairbank, Capital One's Chairman and Chief Executive Officer. "We have targeted another year of 30 percent earnings growth and at least 20 percent return on equity in 2001."

     During the fourth quarter, Capital One added 4.3 million net new accounts, bringing total accounts to 33.8 million. Managed consumer loan balances increased by a record $5.4 billion during the quarter to $29.5 billion. Total managed revenue increased during the quarter at a 40 percent annualized rate, compared with 40 percent in the third quarter of 2000 and 20 percent in the fourth quarter of 1999. The managed net charge-off ratio was 3.98 percent for the three months ended December 31, 2000. In addition, the Company added $70 million to the allowance for loan losses during the fourth quarter, increasing the allowance to $527 million, or 3.49 percent of reported consumer loans, as of December 31, 2000.

     "Strong financial performance and robust growth in the fourth quarter have been hallmarks of Capital One," said Nigel W. Morris, Capital One's President and Chief Operating Officer. "We are firing on all cylinders, with loan growth in all segments, 40 percent revenue growth, and more than four million net new customers added".

                                     -more-

Capital One Reports Record Earnings For 2000
Conference Call to Be Hosted Today at 5:00 pm EST




     Cost per account declined in the fourth quarter to $78 from $83 in the third quarter of 2000 and $86 in the fourth quarter of 1999. Contributing to the strong account and managed loan growth during the quarter was an increase in marketing expense to a record $259 million compared to $233 million in the third quarter of 2000 and $202 million in the comparable period of the prior year. Online account originations and online account servicing for the full year surpassed the company's previously stated goals of one million originations and two million accounts serviced online.

     The company cautioned that its current expectations for 2001 earnings and return on equity are forward-looking statements and actual results could differ materially from current expectations due to a number of factors, including: competition in the credit card industry; the actual account and balance growth achieved by the company; the company's ability to access the capital markets at attractive rates and terms to fund its operations and future growth; and general economic conditions affecting consumer income and spending, which may affect consumer bankruptcies, defaults and charge-offs. A discussion of these and other factors can be found in Capital One's annual and other reports filed with the Securities and Exchange Commission, including, but not limited to, Capital One's report on Form 10-K for the year ended December 31, 1999.

     Headquartered in Falls Church, Virginia, Capital One Financial Corporation (www.CapitalOne.com) is a holding company whose principal subsidiaries, Capital One Bank and Capital One, F.S.B., offer consumer lending products. Capital One's subsidiaries collectively had 33.8 million customers and $29.5 billion in managed loans outstanding as of December 31, 2000. Capital One is one of the major financial service providers on the Internet, with online account decisioning, real-time account numbering, online retail deposits and a growing number of customers serviced on-line. Capital One is a FORTUNE 500 company that trades on the New York Stock Exchange under the symbol "COF" and is included in the S&P 500 index.

                                     # # #

                    CAPITAL ONE FINANCIAL CORPORATION (COF)
                        FINANCIAL & STATISTICAL SUMMARY


                                                       2000            2000               2000            2000            1999
(In millions, except per share data and as noted)       Q4              Q3                 Q2              Q1              Q4
------------------------------------------------------------------------------------------------------------------------------------
Earnings (Managed Basis)
Net Interest Income                                $    716.1       $    665.1         $   614.4      $   618.9        $   574.8
Non-Interest Income                                     696.5            619.9             554.4          489.3            473.6
                                                   ---------------------------------------------------------------------------------
Total Revenue                                         1,412.5          1,285.0           1,168.8        1,108.2          1,048.4
Provision for Loan Losses                               329.1            269.0             245.0          226.1            218.0
Marketing Expenses                                      259.5            233.2             211.6          201.9            202.4
Operating Expenses                                      617.1            585.8             530.7          508.0            478.8
                                                   ---------------------------------------------------------------------------------
Income Before Taxes                                     206.9            197.0             181.5          172.1            149.2
Tax Rate                                                 38.0 %           38.0 %            38.0 %         38.0 %           34.4 %
Net Income                                         $    128.3       $    122.1         $   112.5      $   106.7        $    97.9
------------------------------------------------------------------------------------------------------------------------------------
Common Share Statistics
Basic EPS                                          $     0.65       $     0.62         $    0.57      $    0.54        $    0.50
Diluted EPS                                        $     0.61       $     0.58         $    0.54      $    0.51        $    0.47
Dividends Per Share                                $     0.03       $     0.03         $    0.03      $    0.03        $    0.03
Book Value Per Share (period end)                  $     9.94       $     9.02         $    8.39      $    7.93        $    7.69
Stock Price Per Share (period end)                 $    65.81       $    70.06         $   44.63      $   47.94        $   48.19
Total Market Capitalization (period end)           $ 12,989.3       $ 13,783.1         $ 8,747.4      $ 9,376.5        $ 9,495.2
Shares Outstanding (period end)                         197.4            196.7             196.0          195.6            197.0
Shares Used to Compute Basic EPS                        197.0            196.3             196.0          196.6            197.3
Shares Used to Compute Diluted EPS                      210.4            210.1             208.6          208.7            210.3
------------------------------------------------------------------------------------------------------------------------------------
Managed Loan Statistics (period avg.)
Average Loans                                      $   26,377       $   23,020         $  20,915      $  20,181        $  18,974
Average Earning Assets                             $   28,188       $   24,749         $  22,581      $  22,038        $  21,323
Average Assets                                     $   30,234       $   27,015         $  24,567      $  23,497        $  22,714
Average Equity                                     $    1,865       $    1,743         $   1,626      $   1,567        $   1,493
Net Interest Margin                                     10.16 %          10.75 %           10.88 %        11.23 %          10.78 %
Risk Adjusted Margin (1)                                16.32 %          17.24 %           17.03 %        16.57 %          16.24 %
Return on Average Assets (ROA)                           1.70 %           1.81 %            1.83 %         1.82 %           1.72 %
Return on Average Equity (ROE)                          27.51 %          28.02 %           27.68 %        27.24 %          26.22 %
Net Charge-Off Rate                                      3.98 %           3.80 %            3.97 %         3.87 %           3.86 %
Net Charge-Offs                                    $    262.3       $    218.4         $   207.6      $   195.3        $   182.9
Cost Per Account (in dollars)                      $    78.09       $    82.84         $   80.97      $   82.93        $   85.98
------------------------------------------------------------------------------------------------------------------------------------
Managed Loan Statistics (period end)
Reported Loans                                     $   15,113       $   12,331         $  11,383      $   9,449        $   9,914
Securitized Loans                                      14,411           11,821            10,500         10,850           10,323
                                                   ---------------------------------------------------------------------------------
Total Loans                                        $   29,524       $   24,152         $  21,883      $  20,299        $  20,237
Delinquency Rate (30+ days)                              5.23 %           5.32 %            5.35 %         5.26 %           5.23 %
Number of Accounts (000's)                             33,774           29,437            27,133         25,302           23,705
Total Assets                                       $   33,286       $   28,185         $  25,610      $  23,361        $  23,638
Capital, Including Preferred Interests             $  2,061.0       $  1,873.8         $ 1,743.9      $ 1,649.3        $ 1,613.7
Capital to Managed Assets Ratio                          6.19 %           6.65 %            6.81 %         7.06 %           6.83 %
------------------------------------------------------------------------------------------------------------------------------------

(1) Risk adjusted margin is total revenue less net charge-offs as a percentage of average earning assets.

CAPITAL ONE FINANCIAL CORPORATION
Consolidated Balance Sheets
(in thousands)(unaudited)

                                                                   Dec 31                Sept 30             Dec 31
                                                                    2000                  2000                1999
                                                             ----------------      ----------------      ---------------
Assets:
Cash and due from banks                                      $        74,493       $        81,403       $      134,065
Federal funds sold and resale agreements                              60,600                12,688                    0
Interest-bearing deposits at other banks                             101,614               128,377              112,432
                                                             ----------------      ----------------      ---------------
     Cash and cash equivalents                                       236,707               222,468              246,497
Securities available for sale                                      1,696,815             1,652,330            1,856,421
Consumer loans                                                    15,112,712            12,331,088            9,913,549
     Less:  Allowance for loan losses                               (527,000)             (457,000)            (342,000)
                                                             ----------------      ----------------      ---------------
Net loans                                                         14,585,712            11,874,088            9,571,549
Premises and equipment, net                                          664,461               560,974              470,732
Interest receivable                                                   82,675                93,817               64,637
Accounts receivable from securitizations                           1,143,902             1,403,377              661,922
Other                                                                479,069               571,771              464,685
                                                             ----------------      ----------------      ---------------
     Total assets                                            $    18,889,341       $    16,378,825       $   13,336,443
                                                             ================      ================      ===============


Liabilities:
Interest-bearing deposits                                    $     8,379,025       $     6,323,924       $    3,783,809
Other borrowings                                                   2,925,938             2,820,533            2,780,466
Senior notes                                                       4,050,597             4,119,101            4,180,548
Interest payable                                                     122,658               109,842              116,405
Other                                                              1,448,609             1,230,037              959,608
                                                             ----------------      ----------------      ---------------
     Total liabilities                                            16,926,827            14,603,437           11,820,836

Stockholders' Equity:
Common stock                                                           1,997                 1,997                1,997
Paid-in capital, net                                                 575,179               559,595              613,590
Retained earnings and cumulative other comprehensive income        1,474,024             1,322,744              991,034
     Less:  Treasury stock, at cost                                  (88,686)             (108,948)             (91,014)
                                                             ----------------      ----------------      ---------------
     Total stockholders' equity                                    1,962,514             1,775,388            1,515,607
                                                             ----------------      ----------------      ---------------
     Total liabilities and stockholders' equity              $    18,889,341       $    16,378,825       $   13,336,443
                                                             ================      ================      ===============

CAPITAL ONE FINANCIAL CORPORATION
Consolidated Statements of Income
(in thousands, except per share data)(unaudited)

                                                                    Three Months Ended                     Year Ended
                                                          Dec 31          Sept 30         Dec 31       Dec 31       Dec 31
                                                           2000            2000            1999         2000         1999
                                                         ---------  ------------------  ---------   -----------   -----------
Interest Income:
Consumer loans, including fees                           $ 679,079      $ 606,872       $ 417,384   $ 2,286,774   $ 1,482,371
Securities available for sale                               25,608         23,367          31,437        96,554       105,438
Other                                                        1,548          1,474           1,783         6,574         5,675
                                                         ---------      ---------       ---------   -----------   -----------
     Total interest income                                 706,235        631,713         450,604     2,389,902     1,593,484

Interest Expense:
Deposits                                                   118,072         90,197          49,409       324,008       137,792
Other borrowings                                            57,699         55,967          32,820       202,034       100,392
Senior notes                                                71,904         72,679          72,569       274,975       302,698
                                                         ---------      ---------       ---------   -----------   -----------
     Total interest expense                                247,675        218,843         154,798       801,017       540,882
                                                         ---------      ---------       ---------   -----------   -----------
Net interest income                                        458,560        412,870         295,806     1,588,885     1,052,602
Provision for loan losses                                  247,226        193,409         120,000       718,170       382,948
                                                         ---------      ---------       ---------   -----------   -----------
Net interest income after provision for loan losses        211,334        219,461         175,806       870,715       669,654

Non-Interest Income:
Servicing and securitizations                              291,634        307,343         310,321     1,152,375     1,187,098
Service charges and other fees                             504,239        424,087         297,717     1,644,264     1,040,944
Interchange                                                 76,207         65,039          46,585       237,777       144,317
                                                         ---------      ---------       ---------   -----------   -----------
     Total non-interest income                             872,080        796,469         654,623     3,034,416     2,372,359

Non-Interest Expense:
Salaries and associate benefits                            287,742        264,171         207,457     1,023,367       780,160
Marketing                                                  259,461        233,188         202,405       906,147       731,898
Communications and data processing                          74,436         78,064          75,592       296,255       264,897
Supplies and equipment                                      76,171         66,325          54,580       252,937       181,663
Occupancy                                                   29,404         30,721          22,863       112,667        72,275
Other                                                      149,302        146,488         118,288       556,284       434,103
                                                         ---------      ---------       ---------   -----------   -----------
     Total non-interest expense                            876,516        818,957         681,185     3,147,657     2,464,996
                                                         ---------      ---------       ---------   -----------   -----------
Income before income taxes                                 206,898        196,973         149,244       757,474       577,017
Income taxes                                                78,621         74,850          51,372       287,840       213,926
                                                         ---------      ---------       ---------   -----------   -----------
Net income                                               $ 128,277      $ 122,123       $  97,872   $   469,634   $   363,091
                                                         =========      =========       =========   ===========   ===========

Basic earnings per share                                 $    0.65      $    0.62       $    0.50   $      2.39   $      1.84
                                                         =========      =========       =========   ===========   ===========
Diluted earnings per share                               $    0.61      $    0.58       $    0.47   $      2.24   $      1.72
                                                         =========      =========       =========   ===========   ===========
Dividends paid per share                                 $    0.03      $    0.03       $    0.03   $      0.11   $      0.11
                                                         =========      =========       =========   ===========   ===========

CAPITAL ONE FINANCIAL CORPORATION
Statements of Average Balances, Income and Expense, Yields and Rates (dollars in thousands)(unaudited)


Managed/(1)/                                      Quarter Ended 12/31/00                    Quarter Ended 9/30/00
                                          ------------------------------------      ------------------------------------
                                                Average     Income/    Yield/            Average       Income/   Yield/
                                                Balance     Expense    Rate              Balance       Expense   Rate
                                                -------     -------    -----             -------       -------   -----
Earning assets:
   Consumer loans                          $   26,377,427  1,146,056   17.38 %       $  23,020,158  $ 1,039,473  18.06 %
   Securities available for sale                1,688,092     25,608    6.07             1,557,088       23,367   6.00
   Other                                          122,192      1,548    5.07               171,881        1,474   3.43
                                          ------------------------------------      ------------------------------------
Total earning assets                       $   28,187,711  1,173,212   16.65 %       $  24,749,127  $ 1,064,314  17.20 %
                                          ==========================                ============================

Interest-bearing liabilities:
   Deposits                                $    7,155,771    118,072    6.60 %       $   5,787,748  $    90,197   6.23 %
   Other borrowings                             3,290,499     57,699    7.01             3,084,407       55,967   7.26
   Senior notes                                 4,084,761     71,904    7.04             4,139,665       72,679   7.02
   Securitization liability                    12,274,193    209,481    6.83            10,908,397      180,412   6.62
                                          --------------------------------------    ------------------------------------
Total interest-bearing liabilities         $   26,805,224    457,156    6.82 %       $  23,920,217  $   399,255   6.68 %
                                          ==========================                ===========================

                                                                        --------                                --------
Net interest spread                                                       9.83 %                                 10.52 %
                                                                        ========                                ========

Interest income to average earning assets                                16.65 %                                 17.20 %
Interest expense to average earning assets                                6.49                                    6.45
                                                                        --------                                --------
Net interest margin                                                      10.16 %                                 10.75 %
                                                                        ========                                ========

Earning assets:

Managed/(1)/                                     Quarter Ended 12/31/99
                                          ------------------------------------
                                                Average     Income/    Yield/
                                                Balance     Expense    Rate
                                                -------     -------    -----
Earning assets:
   Consumer loans                          $    18,974,409  $ 848,176  17.88 %
   Securities available for sale                 2,175,963     31,437   5.78
   Other                                           172,370      2,557   5.93
                                          ------------------------------------
Total earning assets                       $    21,322,742  $ 882,170  16.55 %
                                          ===========================

Interest-bearing liabilities:
   Deposits                                $     3,648,919  $  49,409   5.42 %
   Other borrowings                              2,037,805     32,820   6.44
   Senior notes                                  4,258,661     72,569   6.82
   Securitization liability                     10,329,929    152,572   5.91
                                          ------------------------------------
Total interest-bearing liabilities         $    20,275,314  $ 307,370   6.06 %

                                                                      --------
Net interest spread                                                    10.49 %
                                                                      ========

Interest income to average earning assets                              16.55 %
Interest expense to average earning assets                              5.77
                                                                      --------
Net interest margin                                                    10.78 %
                                                                      ========

(1) The information in this table reflects the adjustment to add back the effect of securitized loans.